"**"Denotes certain parts that have not been disclosed and have been filed separately with the Secretary, Securities and Exchange Commission, and is subject to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

COMPRAVENTA POR TRACTO ABREVIADO. MICHUDIS Anacreón Julián a "SCRN PROPERTIES LTD. Sucursal Argentina".- - - - ESCRITURA NUMERO QUINIENTOS SESENTA Y UNO. En la Ciudad de Buenos Aires, a diez de diciembre de dos mil diez, ante mí escribana autorizante, comparecen: Por una parte Anacreon Julián MICHUDIS, argentino, titular del documento nacional de identidad ** y de la Clave Unica de Identificación Tributaria (CUIT) **, separado de hecho de Martha Manuela Mallada, nacido el **, hijo de Constantino Michudis y Montserrat Farré, domiciliado en ** Provincia de Santa Cruz; y por la otra Orlando RIONDA, argentino, titular del documento nacional de identidad **, casado, domiciliado en **; personas mayores de edad y quienes acreditan su identidad: el primero con el documento nacional de identidad cuyo original exhibe y en copia autenticada agrego a la presente, de acuerdo a lo establecido en el inciso "c" del artículo 1002 del Código Civil; y el segundo es persona de mi conocimiento de acuerdo a lo establecido en el inciso "a" del mencionado artículo, doy fe. Y concurren el señor Anacreón Julián MICHUDIS en ejercicio de sus propios derechos; y el señor Orlando RIONDA en nombre y representación, en su carácter de representante legal de la sucursal argentina denominada "SCRN PROPIERTIES LTD." (CUIT **) una sociedad constituida y vigente de acuerdo a las leyes de Delaware, Estados Unidos de Norteamérica, con sede en esta República a los fines de acuerdo a lo establecido en el artículo 118 de la Ley de Sociedades Comerciales. Y lo acredita con los Antecedentes societarios y resolución del Directorio del 20 de diciembre de 2004 en la que se designó al compareciente representante legal especialmente apoderado, inscriptos en la Inspección General de Justicia el 17 de enero de 2005 bajo el número 79 del libro 57 tomo B de Estatutos Extranjeros. En este punto el señor RIONDA declara bajo juramento que la representación acreditada se encuentra plenamente vigente y no le ha sido revocada ni limitada. Agrego a la presente copia autenticada de la documentación relacionada. Y el señor Anacreón Julián MICHUDIS expone: Que vende a la sucursal argentina de "SCRN PROPERTIES LTD." una fracción de campo rural sita en Puerto San Julián, jurisdicción de la Provincia de Santa Cruz; que formaba parte de la Estancia "EL PICHE" que según plano de mensura y subdivisión aprobado por la Dirección

General de Rentas Provincial hoy con el número M-12612, expediente 017290/10, se designa con el número DOS MIL QUINIENTOS CUARENTA Y UNO; que ** Dicho inmueble se designa con la siguiente NOMENCLATURA CATASTRAL: Circunscripción 045 Sección 0000 Parcela 2541. Corresponde al vendedor el mencionado inmueble por subdivisión de la fracción que según título antecedente consta de una superficie total de ** hectáreas VEINTISIETE áreas UN metro cuadrado NUEVE MIL CIENTO DIECISIETE centímetros cuadrados; lo determina la parte ángulo Sur Oeste legua "c", parte Sur legua "'d" del lote seis; parte Sur de las leguas "c" y "d", del lote número siete; parte ángulo Sur Este legua "c", del lote ocho; parte Este legua "b" del lote ocho; parte ángulo Nord Este legua "c", del lote trece; leguas " a" y " b" , y parte Norte leguas " c" y " d"', del lote catorce; legua "a", parte Oeste legua "b"; parte ángulo Nord Oeste legua " c" , parte Norte legua " d" , del lote número quince; todos pastoriles de la Fracción B., Sección XII de la Provincia de Santa Cruz; afecta la forma de un polígono irregular cuyo deslinde es el siguiente: partiendo del esquinero Nord Este del lote uno; coincidente con el Nord Oeste del lote dos de la Fracción B. de la Zona de San Julián, se medirá hacia el Norte sobre la prolongación de la divisoria entre ambos lotes veinte mil metros, determinándose así un vértice del polígono a describir; a partir de dicho vértice se medirá hacia el Norte siempre sobre la prolongación de la misma línea, nueve mil novecientos noventa y dos metros veintiocho centímetros; con ángulo interno de noventa grados cinco minutos veintiún segundos, se medirá hacia el Este, seis mil quinientos setenta y nueve metros cincuenta y siete centímetros; con ángulo interno de doscientos cincuenta y tres grados dos minutos seis segundos se medirá hacia el Norte, novecientos treinta y seis metros setenta y cuatro centímetros; con ángulo interno de ciento trece grados cuarenta y seis minutos veintinueve segundos, se medirá hacia el Este seis mil novecientos cuarenta y cuatro metros diecinueve centímetros; con ángulo interno de ciento dieciocho grados treinta y dos minutos seis segundos se medirá hacia el Sud Este, mil doscientos ochenta y cuatro metros ochenta y dos centímetros; con ángulo interno de ciento sesenta y ocho grados veinticinco minutos se medirá hacia el Sur ochocientos veintiún metros cincuenta y nueve centímetros; con ángulo interno de doscientos cuarenta y seis grados dieciséis minutos nueve segundos se medirá hacia el Este cinco mil cincuenta y un metros veintiséis centímetros; con ángulo interno de noventa grados dos minutos cuarenta y cinco segundos se medirá hacia el Sur siete mil trece metros veintisiete centímetros; con ángulo interno de ciento ochenta y un grados treinta y cuatro minutos veintiún segundos se medirá hacia el Sur tres mil cuarenta y seis metros sesenta y siete centímetros; con ángulo interno de ciento un grados cuarenta y ocho segundos se medirá hacia el Oeste seiscientos cincuenta y cuatro metros treinta y cuatro centímetros; con ángulo interno de ciento cincuenta y cinco grados treinta y ocho minutos diez segundos se medirá hacia el Oeste mil ciento setenta y tres metros cuarenta y tres centímetros; con ángulo interno de ciento noventa y un grados treinta minutos veinticuatro segundos se medirá hacia el Oeste catorce mil setecientos cincuenta y cinco metros cincuenta y seis centímetros; con ángulo interno de ciento ochenta grados veinticuatro minutos se medirá hacia el Oeste tres mil cuatrocientos cincuenta y seis metros sesenta y seis centímetros hasta llegar al vértice de partida donde el ángulo interno formado es de ochenta y nueve grados cuarenta y dos minutos veintiún segundos. Y linda: al Norte en tres porciones: primera porción, más tierras de las leguas " c" , del lote ocho y " d" , del lote siete; segunda porción, más tierra de las leguas " c" y " d" del lote siete y " d" del lote seis; tercera porción, más tierras de las leguas " c" y " d" del lote seis; al Nord Este, más tierras de la legua " d" del lote seis; al Este, en tres porciones: primera porción más tierras de la legua " d" , del lote seis; segunda porción, más tierras de la las leguas " c" , del lote seis; y " b" y " c" del lote quince; tercera porción, más tierras de la legua " c" , del lote quince; al Sur, en cuatro porciones: primera y segunda porción, más tierras de la legua " c" del lote quince; tercera porción más tierra de las leguas " c" y " d" del lote quince; y " c" y " d" del lote catorce; cuarta porción, más tierras de las leguas " d" del lote catorce; y " c" del lote trece; al Oeste, en dos porciones: primera porción más tierras de las leguas " c" y " b" del lote trece; y legua " c" del lote ocho; segunda porción más tierras de la legua " d" de lote siete, todo de la Fracción B. Sección XII. Y LE PERTENECE en virtud de los siguientes títulos: A. Lo hubo Constantino MICHUDIS por compra que realizara, siendo de estado civil casado en primeras nupcias con Montserrat Farré, el 11 de marzo de 1975 por escritura número 55 pasada ante el escribano de Puerto San Julián Provincia de Santa Cruz Juan C. Boiero al folio 152 del registro 1 a su cargo, inscripta en el Registro de la Propiedad el 3 de abril de 1975 en la matrícula 1352 Departamento VI Deseado. B. Fallecida Montserrat Farré su juicio sucesorio tramitó en los autos " Farré

Montserrat s/Sucesión Ab-Intestato" , expediente F-6756/97, ante el Juzgado Provincial de Primera Instancia- Fuero Universal- Secretaria Civil, Comercial, Laboral y de Minería de la Provincia de Santa Cruz, donde previo los trámites de estilo a fojas 37 se dictó la correspondiente declaratoria de herederos que transcripta íntegramente reza: " Puerto San Julián, 28 de mayo de 1997. AUTOS Y VISTOS: Los presentes autos caratulados: " FARRE, MONTSERRAT S/SUCESIÓN AB-INTESTATO" (EXPTE. Nº F-6756/97); y CONSIDERANDO: Que con el certificado de defunción obrante a fojas 2 se acredita el fallecimiento de Montserrat Farré, ocurrido en esta ciudad el día 25 de febrero de 1996. Que a fojas 5 se decreta la apertura del juicio sucesorio, disponiéndose la publicación de edictos en el Boletín Oficial de la Provincia de Santa Cruz y en el Semanario Presencia de esta localidad citando a herederos y acreedores de la causante, obrando a fojas 25/32, recibos de pago y constancias de publicación, encontrándose a la fecha vencido el plazo por el cual se citó, conforme la certificación actuaria de fojas 35. Que se ha presentado a reclamar derechos hereditarios el esposo de la causante Constantino Michudis y Anacreón Julián Michudis, en carácter de esposo e hijo respectivamente de la causante, encontrándose acreditados los vínculos invocados con la documental de fojas 3 y 7. Que, asimismo se ha presentado en la causa en carácter de acreedor, el Banco de la Provincia de Santa Cruz, por medio de letrado apoderado (fojas 9/15). Que en autos se ha dado cumplimiento a la Ley Provincial Nº 710 (fojas 23) y se ha notificado al Fiscal de Estado de la promoción de la presente sucesión (fojas 24). Por ello, oído que fue el Agente Fiscal a fojas 36 y lo dispuesto en los artículos 684º y 686º del C.P.C. y C. y art. 3565º, ss. y cc. del Código Civil; RESUELVO: 1º) Declarar en cuanto ha lugar por derecho que por fallecimiento de MONTSERRAT FARRE, le suceden como HEREDEROS su hijo ANACREON JULIAN MICHUDIS y el cónyuge CONSTANTINO MICHUDIS, sin perjuicio de terceros que pudieran alegar igual o mejor derecho y de los que les corresponden al cónyuge supérstite respecto de los bienes gananciales. 2º) Regístrese, notifíquese y cése de actuar el Señor Agente Fiscal si por alguna otra causa no fuere necesaria. Sigue firma y sello: Dra. Luisa Ana Lutri Juez." . A fojas 108 el juzgado proveyó: " Puerto San Julián, 29 de junio de 1999. Agréguese la constancia acompañada. En su mérito y atento lo dictaminado por el Sector de Auditoría y Control de Tasas de Justicia- Dirección General de Administración – T.S.J.; tiénese por cancelada la tasa de servicios judiciales en relación a los bienes denunciados como integrantes del acervo hereditario. Proveo por subrogancia legal. Sigue firma y sello: Dr. Juan Carlos Facio Juez Subrogante." . A fojas 291 obra cesión de derechos y acciones hereditarios otorgada el 2 de diciembre de 1999 por escritura número 93 pasada ante el escribano de Puerto San Julián Provincia de Santa Cruz Juan C. Boiero al folio 252 del registro 1 a su cargo, que transcripta íntegramente reza: " Cesión de derechos y acciones hereditarios de Anacreón Julián MICHUDIS a favor de Constantino MICHUDIS. ESCRITURA NUMERO NOVENTA Y TRES. En Puerto San Julián, Provincia de Santa Cruz, República Argentina, a dos de diciembre de mil novecientos noventa y nueve, ante mí, Escribano autorizante Titular de este Registro número Uno, comparecen por una parte don Anacreón Julián MICHUDIS, argentino, nacido el diecinueve de enero de mil novecientos cincuenta y tres, casado en primeras nupcias con doña Martha Manuela Mallada, con Documento Nacional de Identidad número diez millones doscientos ochenta y seis mil trescientos cuarenta y nueve; y por la otra parte concurre don Constantino MICHUDIS, griego, nacido el trece de agosto de mil novecientos veintidós, viudo de sus primeras nupcias de doña Montserrat Farré, con Documento Nacional de Identidad número noventa y tres millones seiscientos veintiocho mil cuatrocientos treinta y siete; ambos comparecientes de este vecindario, personas hábiles y de mi conocimiento, de que doy fe. Concurren a este otorgamiento por sus propios derechos, y DICEN: Que han convenido en la celebración de un contrato de cesión de derechos y acciones hereditarios, el cuál llevándolo a efecto lo subordinan a las siguientes cláusulas: PRIMERA: Don Anacreón Julián MICHUDIS por la presente CEDE, RENUNCIA y TRANSFIERE formal y solemnemente a favor de don Constantino MICHUDIS, la totalidad de los derechos y acciones hereditarios que tiene y le corresponde como heredero y/o por cualquier otro concepto, en la sucesión de doña Montserrat FARRE, que tramita por ante el Juzgado Provincial de Primera Instancia número Uno con asiento en esta ciudad, en autos caratulados " FARRE, Montserrat s/Sucesión Ab-Intestato" , en expediente número F-6756/97, con relación al establecimiento ganadero denominado " El Piche" , antes " La Paloma" constituido por el inmueble con todo lo plantado, edificado y adherido al suelo, que con superficie de 20.923 Has., 27 as., 01 ms2., 9117cms2, lo determinan las partes ángulo Sud Oeste de la legua " c" , parte Sur de la legua " d" , del lote seis, parte Sur de las leguas " c" y " d" , del lote siete, parte ángulo Sud Este de la legua " c" del lote ocho, parte Este de la legua " b" , parte ángulo Nord Este de la legua " c" del lote trece, leguas " a" y " b" y parte Norte de las leguas " c" y " d" del lote catorce, legua " a" , parte Oeste de la legua " b" , parte ángulo Nord Oeste de la legua " c" , parte Norte de la legua " d" , del lote quince, todos pastoriles de la Fracción " B" , Sección XII, de esta Provincia de Santa Cruz; y cuyos demás datos individualizantes surgirán de sus respectivos títulos de propiedad. INSCRIPTO en el Registro General de la Propiedad de la Provincia en la Matrícula número 1.352, del Departamento VI - Deseado. Se deja expresa constancia que la cesión de los derechos sobre el establecimiento lo es a tranquera cerrada, es decir que incluye la totalidad de los bienes muebles, instalaciones generales, alambrados, boletos de señales y de marca mayor y demás que lo integran. SEGUNDA: Con el certificado del Registro General de la Propiedad de la Provincia número 012526, de fecha 26 de noviembre último, que se agrega a la presente, se justifica de que el cedente no se halla inhibido para disponer de sus bienes. TERCERA: La presente cesión se efectúa con arreglo a derecho, en el precio total y convenido de SESENTA Y CINCO PESOS, que el cedente manifiesta ante mí, de que certifico, lo percibe íntegramente en la fecha del cesionario, mediante la cesión de derechos y acciones hereditarios que éste le otorga sobre las mejoras y edificios y los derechos y acciones sobre la tierra en que están construídos, parcela número dos, de parte de los solares " a" y " d" , y los solares " b" y " c" , de la manzana número setenta y uno de esta ciudad de Puerto San Julián, por lo que le otorga por la presente el más eficaz recibo y carta de pago en forma y, en consecuencia, subroga al cesionario en su calidad de heredero con relación a los bienes cedidos, colocándolo en su mismo lugar y grado de prelación con relación a los mismos, con facultad para que ejercite sus mismos derechos y acciones. CUARTO: Por su parte el cesionario, enterado de los términos de esta escritura otorgada a su favor, manifestó su conformidad con la misma, aceptándola en todas sus partes y agrega que es de su conocimiento el estado en que se encuentran los bienes cedidos por estar en posesión de los mismos. Leído que les fue, ambos comparecientes ratificaron su contenido y de conformidad firman la presente, por ante mí, de que doy fe. Están las firmas pertenecientes a don Anacreón Julián MICHUDIS y a don Constantino MICHUDIS. Ante mí: JUAN C. BOIERO. Está mi sello. CONCUERDA con su escritura matriz que pasó ante mí y queda al folio Doscientos cincuenta y dos, del Protocolo corriente, de este Registro número Uno de Puerto San Julián a mi cargo; DOY FE. PARA EL CESIONARIO expido este Primer Testimonio, en dos Sellos de Actuación Notarial, números B00055866 y el presente B 00055867, los que firmo y sello en el lugar y fecha de su otorgamiento. Sigue firma y sello: JUAN C. BOIERO ESCRIBANO." . LO TRANSCRIPTO ES COPIA FIEL, doy fe. A fojas 297 el juzgado proveyó: " Puerto San Julián, 04 de diciembre de 1999. Agréguese la documentación acompañada. De conformidad con lo peticionado, apruébase judicialmente ... . De igual manera apruébase judicialmente la cesión de derecho y acciones hereditarios instrumentada mediante Escritura Nº 93 pasada por ante el Escribano Titular del Registro Número Uno mediante la cual Anacreón Julián Michudis cede, renuncia y transfiere a favor de Constantino Michudis la totalidad de los derechos y acciones hereditarios que tiene y le corresponde como heredero y/o por cualquier otro concepto en la sucesión de Montserrat Farré y en relación al establecimiento ganadero denominado " El Piche" inscripto en el Registro General de la Propiedad en la Matrícula número 1352 del Depto. VI – Deseado y a tranquera cerrada. Ambas cesiones de derechos fueron instrumentadas con fecha 2 de diciembre de 1999. Líbrense oficio a la Municipalidad local y oficio, minuta y testimonio de práctica al Registro de la

Propiedad Inmueble con asiento en Río Gallego. Téngase presente la conformidad expresada por el profesional interviniente. Sigue firma y sello: Dra. Luisa Ana Lutri Juez." . Y C. Fallecido Constantino MUCHIDIS su juicio sucesorio tramitó en los autos " MICHUDIS CONSTANTINO S/SUCESIÓN AB INTESTATO" , expediente número M-9709/06, en trámite ante el citado Juzgado Provincial, donde previo los trámites de estilo a fojas 23 se dictó la correspondiente declaratoria de herederos que transcripta literalmente reza: " Puerto San Julián, 10 de noviembre de 2006. AUTOS Y VISTOS: Los presentes autos caratulados: " MICHUDIS CONSTANTINO S/SUCESIÓN AB INTESTATO" (EXPTE. Nº M-9709/06); y CONSIDERANDO: Que con el certificado de defunción obrante a fojas 2 se encuentra acreditado en legal forma, el fallecimiento de CONSTANTINO MICHUDIS ocurrido el día 21 de mayo de 2006 en la ciudad de Río Gallegos. Que a fojas 5 vuelta se decretó la apertura del juicio sucesorio, disponiéndose la publicación de edictos en el Boletín Oficial de la Provincia de Santa Cruz y en el diario " Prensa Libre" de la ciudad de Río Gallegos citando a herederos y acreedores del causante. Que a fojas 12/20 obran recibos de pago y constancias de publicación, encontrándose a la fecha vencido el plazo por el cual se citó, conforme la certificación actuaria de fojas 22. Que en los presentes autos se ha dado, cumplimiento a la Ley Provincial Nº 710 (fojas 10) y se ha notificado al Fiscal de Estado de la promoción del presente (fojas 11). Que encontrándose cumplidos con los recaudos previstos en el artículo 683º del C.P.C. y C., debo expedirme sobre la vocación hereditaria de quienes se han presentado en el proceso a fin de obtener un pronunciamiento judicial en tal sentido. Que se han presentado a reclamar derechos hereditarios los hijos del causante ANACREON JULIAN MICHUDIS quien acredita el vínculo invocado con la documental obrante de fojas 3. Por ello, oído que fue el Señor Agente Fiscal quien se expide favorablemente a fojas 22 vuelta y lo dispuesto en los arts. 684º y 686º del C.P.C. y C. y art. 3565º, ss. y cc. del Código Civil; RESUELVO: 1º) DECLARAR en cuanto ha lugar por derecho que por fallecimiento de CONSTANTINO MICHUDIS le sucede como heredero su hijo ANACREON JULIAN MICHUDIS y sin perjuicio de terceros que pudieran alegar igual o mejor derecho. 2º) REGISTRESE Y NOTIFIQUESE y cése la intervención del Agente Fiscal si por alguna otra causa no fuere necesario. Sigue firma y sello: Dra. Luisa Ana LUTRI Juez." . A fojas 55 el juzgado proveyó: " Puerto San Julián, 1º de septiembre de 2010. Proveyendo la presentación de fojas 53, agréguese y téngase presente la tasa de justicia y la valuación fiscal acompañada.

Téngase presente el bien denunciada e individualizado como establecimiento ganadero " El Piche" . ... . Conforme surge del dictamen expedido por el Sector Auditoría y Control de Tasas de Justicia obrante a fojas 54, téngase por cancelado el gravamen correspondiente a la tasa de justicia en relación al bien de referencia. Firmado: Dra. Luisa Ana Lutri Juez." . A fojas 64 el juzgado ordenó: " Puerto San Julián, 20 de Septiembre de 2010. Proveyendo el escrito de fojas 59, agréguese y téngase presente la documentación acompañada. ... . Proveyendo la presentación que antecede, agréguese el informe de dominio acompañado. Atento las razones invocadas y encontrándose reunidos los requisitos para hacer lugar a lo peticionado, ordenase la inscripción de las porciones que pertenecen a Constantino Michudis y Montserrat Farret como bien de carácter ganancial, atento lo que surge de los presentes y del sucesorio que corre agregado por cuerda " FARRE MONTSERRAT S/SUCESIÓN AB INTESTATO" (EXPTE. Nº F-6756/97), en un 100% a nombre de ANACREON JULIAN MICHUDIS, quien fuera declarado único heredero en ambas sucesiones en su carácter de hijo de los mencionados, en relación al inmueble identificado como Matrícula 1352 Depto. VI – Deseado constituido por los lotes 6, 7, 8, 13, 14 y 15 de la Fracción " b" de la Sección XII y cuyos demás datos individualizados obran en el título de propiedad obrante a fojas 110/121 de los autos F-6756/97, como perteneciente al causante de autos, Constantino Michudis y su cónyuge Montserrat Farré. Líbrese oficio, minuta y testimonio de práctica al Registro de la Propiedad Inmueble con asiento en la ciudad de Río Gallegos, ... . Suscripta que sea la libranza ordenada, desglósese el título original obrante a fojas 110/121 de los autos F-6756/97 y hágase entrega del mismo al letrado interviniente y/o persona autorizada al efecto, bajo debida constancia en los presentes y en los autos de referencia. Déjase constancia por Secretaria de la presente providencia en el expediente antes citado y que corre agregado por cuerda. Téngase presente los datos denunciados del causante y del heredero declarado. Téngase presente la conformidad expresada por los letrados intervinientos en el otro si digo de ambos escritos, en los términos del art. 55º de la Ley 1519. Sigue firma y sello: Dra. Luisa Ana Lutri Juez." . LO TRANSCRIPTO ES COPIA FIEL DE SUS ORIGINALES QUE TENGO A LA VISTA Y SE INSCRIBIRA CONJUNTAMENTE CON LA PRESENTE POR EL SISTEMA DE TRACTO ABREVIADO, DOY FE. DEL CERTIFICADO expedido por el mencionado Registro de la Propiedad Inmueble el 7 del corriente año con el número 17872 (dominio e inhibición), que agrego a la presente, surge que lo deslindado, cuyo dominio consta inscripto a nombre de Constantino Michudis, surge que no constan inhibiciones general de bienes; y que dominio no reconoce embargos ni más gravamen que una hipoteca cuyo asiento transcripto literalmente reza: " ASIENTO 8. HIPOTECA DE PRIMER GRADO A/F BANCO DE LA NACIÓN ARGENTINA – Monto: U$S 100.000,00 – Plazo 10 Años – Cert. Nº 4708 – 7-7-93 – Escrit. 33- 20-7-93 Escrib. Juan Carlos Boiero – Reg. Uno Present.: 5697 – 17-8-93." . LO TRANSCRIPTO ES COPIA FIEL, doy fe. En este punto dejo constancia de que la mencionada hipoteca ha sido cancelada el 26 de noviembre de 2010 por escritura 357 pasada ante la escribana de Puerto San Julián Provincia de Santa Cruz Graciela Schenone, titular del registro 3 de esa Ciudad; que se inscribirá con anterioridad a la presente. Y DE LOS RESTANTES CERTIFICADOS, que asimismo serán agregados, surge que se ha dado curso al certificado de líneas; y del certificado expedido por la Subsecretaría de Recursos Tributarios- Dirección General de Rentas, surge que se encuentra libre de deudas. BAJO TALES CONCEPTOS se realiza esta venta por el precio total y convenido de OCHOCIENTOS QUINCE MIL CIEN dólares estadounidenses; que el vendedor recibirá mediante transferencia bancaria a su caja de ahorro en dólares estadounidenses número 010-293003051-000 del Banco Patagonia; comprometiéndose el vendedor a otorgar suficiente recibo y carta de pago total del precio dentro de las cuarenta y ocho horas de haber recibido la mencionada transferencia en su cuenta. Todo ello fue convenido por las partes con antelación a la presente y ambas partes agregan: Que con respecto a la presente operación no han suscripto boleto de compraventa alguno. Y el vendedor agrega: Que, subsidiariamente, renuncia a la acción de reivindicación que les confiere el artículo 3923, 3924 y concordantes del Código Civil. EN CONSECUENCIA el vendedor, haciendo tradición, transmite a la sucursal argentina de " SCRN PROPERTIES LTD." los derechos de propiedad, posesión y dominio que sobre lo vendido él tenía y le correspondían, de los cuales desiste, obligándose para el caso de evicción al saneamiento conforme a derecho. Y el vendedor concluye: I) Que en el inmueble enajenado que le corresponde en carácter de bien propio por haberlo recibido por herencia de sus padres, no es sede del hogar conyugal, ni residen hijos menores o incapaces a su cargo, por lo que no es menester el asentimiento conyugal exigido por el artículo 1277 del Código Civil para el presente acto de disposición. II) Que otorga PODER ESPECIAL a favor de Nicolás Constantino MICHUDIS, titular del documento nacional de identidad 29.033.866; para que actuando en su nombre y representación, dé

suficiente recibo y carta de pago del precio; facultándolo a suscribir la escritura correspondiente y cuanta documentación sea necesaria a tal fin. Y III) Que renuncia incondicional e irrevocablemente a cualquier y todo reclamo, acción, demanda, y derecho a reclamar, al comprador, sus funcionarios, directores, empleados, agentes, contratistas, asesores y/o sus personas controlantes y/o controladas y/o sujetas a control común y/o vinculadas y/o afiliadas, cualquier tipo de indemnización, daño, perjuicio o interés en relación con las actividades efectuadas en el inmueble y/o en la fracción de campo de la Estancia " EL PICHE" también de propiedad del vendedor y que es lindera al inmueble objeto de esta venta y/o a con las actividades a efectuar en el inmueble por el comprador y/o sus funcionarios, directores, empleados, agentes, contratistas, asesores y/o sus personas controlantes y/o controladas y/o sujetas a control común y/o vinculadas y/o afiliadas. Esta renuncia no implica la renuncia a un daño futuro que se le provoque a la superficie de la fracción de campo de la Estancia " EL PICHE" propiedad del vendedor que es lindera al inmueble objeto de esta venta, y/o al vendedor y/o a sus bienes y/o a sus dependientes y/o terceros que se encuentren en la superficie de dicha fracción de campo. El Vendedor agrega que sin perjuicio de que el comprador tendrá plena libertad para utilizar el inmueble para el destino que crea conveniente, el Vendedor reconoce que la venta del inmueble tiene como objetivo principal del comprador el desarrollo de un proyecto minero. En relación con ello, el vendedor declara que no es titular, directa ni indirectamente por interpósita persona física o jurídica, de derechos mineros o de cualquier naturaleza dentro del inmueble y/o de la fracción de campo lindera al mismo de la cual el vendedor es titular, ni ha requerido ni solicitado, directa o indirectamente, que se le concedan derechos dentro de dichas propiedades, y que sobre ninguna de ellas pesan actualmente servidumbres, concesiones ni derechos de superficie a favor de terceros distintos de aquellos derechos mineros que pudieran tener terceros y los derechos derivados del Contrato celebrado entre el vendedor y MINERA EL QUEVAR S.A. el 1 de octubre de 2010, por el cual el Vendedor autorizó a MINERA EL QUEVAR S.A. a permanecer en una superficie de quince hectáreas del inmueble rural denominado "EL PICHE" donde se desarrolla el proyecto "Carolina" y en una de ocho hectáreas donde se desarrolla el proyecto "Atlas" para desarrollar estudios de exploración, contrato que se encuentra vigente hasta el 5 de abril de 2011. Respecto de este Contrato celebrado con MINERA EL QUEVAR S.A. el vendedor manifiesta desconocer si las veintitrés hectáreas sobre las que permitió el uso a MINERA EL QUEVAR S.A. para ambos proyectos se encuentran o no comprendidas dentro del inmueble objeto de esta venta. En virtud de ello, el Vendedor y el Comprador firman en este acto una carta dirigida a MINERA EL QUEVAR S.A. y solicitan de mí que notifique la misma al destinatario. Por su parte el señor RIONDA en el carácter acreditado, enterado de los términos de la presente escritura de compraventa otorgada a favor de la Sucursal Argentina de SCRN Properties Ltd., manifiesta su conformidad y aceptación por estar redactada de acuerdo a lo convenido. Y yo, la escribana autorizante, dejo constancia de que: Primero: Que a los fines del pago de impuestos, tasas y aportes ambas partes dejan constancia de que la cotización del dólar estadounidense en el Banco de la Nación Argentina al cierre del último día hábil para el tipo vendedor fue de $ 4 por unidad, por lo que a tales fines la presente operación asciende a $ 3.260.400. Segundo: Retengo a la parte vendedora la suma de $ 48.906 para aplicarlo al pago del Impuesto a la Transmisión Onerosa de Bienes. Tercero: Retengo a las partes la suma de $ 81.510 para aplicarlo al pago del Impuesto de Sellos. Cuarto: El vendedor me entrega constancia del Código de Oferta de

Transferencia de Inmuebles (COTI) bajo el número 30497580268200, que en copia agrego a la presente. Y Quinto: Que para este otorgamiento y a pedido de partes, me constituyo en Avenida Santa Fe 1592 cuarto piso departamento " H" . Leo el texto de la presente a los otorgantes, a su pedido, quienes firman de conformidad ante mí, doy fe.